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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported): April 30, 2003
                                                      --------------




                  Registrant, State of           I.R.S. Employer
Commission           Incorporation,               Identification
File Number    Address and Telephone Number           Number
------------  --------------------------------  ----------------

  1-7297      Nicor Inc.                          36-2855175
              (An Illinois Corporation)
              1844 Ferry Road
              Naperville, Illinois 60563-9600
              (630) 305-9500










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                                                             Page 1

Item 7. Financial Statements and Exhibits

The following is filed as an exhibit to this report.

Exhibit
Number        Description
-------       ---------------------------------------------------------
 99.1         Remarks of Thomas L. Fisher, Chairman and Chief Executive
              Officer, to be made at the Annual Meeting of Stockholders on April 30, 2003.

Item 9. Regulation FD Disclosure

On April 30, 2003, Nicor Inc. is holding its Annual Meeting of Stockholders. The company is furnishing this Form 8-K to give broad disclosure to the remarks of Thomas L. Fisher at this meeting.



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                                                             Page 2

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    Nicor Inc.


Date April 30, 2003                 /s/ KATHLEEN L. HALLORAN
     ---------------                ------------------------
                                    Kathleen L. Halloran
                                    Executive Vice President
                                    Finance and Administration







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                                                             Page 3

  Exhibit Index

  Exhibit
  Number        Description of Document
  ---------     -----------------------------------------------------------
    99.1        Remarks of Thomas L. Fisher, Chairman and Chief Executive
                Officer, to be made at the Annual Meeting of Stockholders on April 30, 2003.